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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 28, 2001


                                  SAFEWAY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                            1-00041                       94-3019135
-------------------------------        ------------------------         ----------------------
(State or other jurisdiction of        (Commission File Number)           (I.R.S. Employer
         Incorporation)                                                 Identification Number)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
             -------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

        In an investor conference call on September 28, 2001 regarding Safeway Inc.'s third-quarter results, Steve Burd, Safeway's Chairman, President and Chief Executive Officer, stated that Safeway is comfortable with the analysts' consensus estimate for the fourth quarter of 81 cents per share, even if identical store sales were to be as low as 1% versus last year's strike-adjusted identical store sales.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2001

                                       SAFEWAY INC.

                                       By: /s/  Robert A. Gordon
                                           -------------------------------------
                                           Robert A. Gordon
                                           Senior Vice President and
                                           General Counsel